UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 17, 2025
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-01072	POTOMAC ELECTRIC POWER COMPANY	53-0127880
(a District of Columbia and Virginia corporation) 701 Ninth Street, N.W. Washington, District of Columbia 20068-0001 (202) 872-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
N/A	N/A	N/A

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On March 26, 2025, Potomac Electric Power Company (Pepco) entered into a Bond Purchase Agreement (the Pepco Purchase Agreement) with certain institutional investors. The form of the Purchase Agreement was filed as Exhibit 1.3 to Pepco's Current Report on Form 8-K filed with the SEC on March 26, 2025 and is incorporated by reference herein. See Item 2.03 below for a description of the bonds issued by Pepco pursuant to the Pepco Purchase Agreement on September 17, 2025.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant

On March 26, 2025, Pepco entered into the Pepco Purchase Agreement for the offer and sale of (i) $200 million aggregate principal amount of its First Mortgage Bonds, 5.48% Series due March 26, 2040 and (ii) $75 million aggregate principal amount of its First Mortgage Bonds, 5.78% Series due September 17, 2055 (the Subsequent Pepco Bonds). The form of the Subsequent Pepco Bonds is incorporated by reference herein as Exhibit 4.1.

The Subsequent Pepco Bonds were offered and were sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The closing of the sale of the Subsequent Pepco Bonds occurred on September 17, 2025. Pepco intends to apply the proceeds of the sale of the Subsequent Pepco Bonds to repay existing indebtedness and for general corporate purposes.

The Subsequent Pepco Bonds were issued under and in accordance with the Mortgage and Deed of Trust, dated as of July 1, 1936, from Pepco to the Mortgage Trustee, as amended and supplemented by various instruments including that certain Supplemental Indenture to the Mortgage and Deed of Trust, dated as of March 1, 2025 (the Pepco Supplemental Indenture), establishing the terms of the Initial Pepco Bonds. A copy of the Pepco Supplemental Indenture is incorporated by reference herein as Exhibit 4.2.

Huntington Securities, Inc., Mizuho Securities USA LLC, and Scotia Capital (USA) Inc. acted as joint lead placement agents in connection with the proposed issuance, offering and sale by Pepco of the Subsequent Pepco Bonds.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
1.1	Purchase Agreement, dated March 26, 2025 among Potomac Electric Power Company and the purchasers signatory thereto (File No. 001-01072, Form 8-K dated March 26, 2025, Exhibit 1.3)
4.1	Form of Subsequent Pepco Bonds (incorporated by reference to Exhibit 4.2)
4.2	Pepco Supplemental Indenture to the Mortgage and Deed of Trust, dated as of March 1, 2025 ((File No. 001-01072, Form 8-K dated March 26, 2025, Exhibit 4.6)
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from the Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *
This Current Report contains certain forward-looking statements within the meaning of federal securities laws that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that may cause our actual results or outcomes to differ materially from those contained in our forward-looking statements, including, but not limited to: unfavorable legislative and/or regulatory actions; uncertainty as to outcomes and timing of regulatory approval proceedings and/or negotiated settlements thereof; environmental liabilities and remediation costs; state and federal legislation requiring use of low-emission, renewable, and/or alternate fuel sources and/or mandating implementation of energy conservation programs requiring implementation of new technologies; challenges to tax positions taken, tax law changes, and difficulty in quantifying potential tax effects of business decisions; negative outcomes in legal proceedings; physical security and cybersecurity risks; extreme weather events, natural disasters, operational accidents such as wildfires or natural gas explosions, war, acts and threats of terrorism, public health crises, epidemics, pandemics, or other significant events; disruptions or cost increases in the supply chain, including shortages in labor, materials or parts, or significant increases in relevant tariffs; lack of sufficient capacity to meet actual or forecasted demand or disruptions at power generation facilities owned by third parties; emerging technologies that could affect or transform the energy industry; instability in capital and credit markets; a downgrade of Pepco's credit ratings or other failure to satisfy the credit standards in Pepco's agreements or regulatory financial requirements; significant economic downturns or increases in customer rates; impacts of climate change and weather on energy usage and maintenance and capital costs; and impairment of long-lived assets, goodwill, and other assets.

New factors emerge from time to time, and it is impossible for us to predict all of such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. For more information, see those factors discussed in Pepco's most recent Annual Report on Form 10-K, including in Part I, ITEM 1A, any subsequent Quarterly Reports on Form 10-Q, and in other reports filed by Pepco from time to time with the SEC.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report. Pepco undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POTOMAC ELECTRIC POWER COMPANY

/s/ Elizabeth Morgan Downs O'Donnell
Elizabeth Morgan Downs O'Donnell
Senior Vice President, Chief Financial Officer and Treasurer
Potomac Electric Power Company
September 17, 2025

EXHIBIT INDEX

Exhibit No.	Description
1.1	Purchase Agreement, dated March 26, 2025 among Pepco and the purchasers signatory thereto (File No. 001-01072, Form 8-K dated March 26, 2025, Exhibit 1.3)
4.1	Form of Subsequent Pepco Bonds (incorporated by reference to Exhibit 4.2)
4.2	Pepco Supplemental Indenture to the Mortgage and Deed of Trust, dated as of March 1, 2025 ((File No. 001-01072, Form 8-K dated March 26, 2025, Exhibit 4.6)
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from the Current Report on Form 8-K, formatted as Inline XBRL.